UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                March 18, 2020

HALLMARK FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 1100, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.18 par value	HALL	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 18, 2020, Hallmark Financial Services, Inc. (the “Company”) received notice from Nasdaq that, as a result of the Company’s failure to timely file its Form 10-K for the year ended December 31, 2019 (the “Filing”), the Company is not in compliance with Nasdaq’s Listing Rule 5250(c)(1). Under Nasdaq rules, the Company has 60 calendar days to submit a plan to regain compliance. If such plan is accepted, Nasdaq may grant an extension of up to 180 calendar days from the due date of the Filing, or until September 14, 2020, to regain compliance.

The notice from Nasdaq has no immediate effect on the listing of the Company’s common stock on the Nasdaq Global Market. The Company intends to timely submit a plan to regain compliance with Nasdaq’s listing rules and to work diligently to regain compliance with such listing rules within any extension period granted by Nasdaq. However, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that the Company will be able to regain compliance within any extension period granted by Nasdaq. If the Company fails to timely regain compliance with Nasdaq’s listing rules, the common stock of the Company will be subject to delisting on the Nasdaq Global Market.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits.

99.1	Press Release dated March 20, 2020

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the Company’s intent to regain compliance with Nasdaq’s continued listing standards.  These forward-looking statements are based on current expectations that involve numerous risks, uncertainties and assumptions, many of which are beyond the control of the Company. Although the Company believes the assumptions underlying these forward-looking statements are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that any forward-looking statements will prove to be correct. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of such information should not be regarded as a representation that the objectives and plans of the Company will be achieved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: March 20, 2020	By:	/s/ Jeffrey R. Passmore
Jeffrey R. Passmore, Chief Financial Officer